For Immediate Release

For more information:
Jefferson Harralson
Chief Financial Officer
(864) 240-6208
Jefferson_Harralson@ucbi.com

United Community Banks, Inc. reports Third Quarter Results

EPS of $0.60 and ROA of 1.51%; Operating ROA reaches 1.58%

GREENVILLE, SC - October 22, 2019
United Community Banks, Inc. (NASDAQ: UCBI) (“United”) today reported strong third quarter financial results, including solid year-over-year loan and deposit growth, record operating efficiency and strong asset quality. Diluted earnings per share were $0.60, an increase of $0.06 or 11% from a year ago. Excluding merger-related and other charges, diluted operating earnings per share were $0.63, up 15% over last year. United’s return on assets (“ROA”) was 1.51% and its return on common equity was 12.2% for the quarter. On an operating basis, United’s ROA was 1.58% and its return on tangible common equity was 16.4%.

In the third quarter, loans grew at a 3% annualized rate, or at 4% annualized excluding the planned runoff of the discontinued indirect auto portfolio. With this loan growth and continued balance sheet remixing opportunities, United maintained its net interest margin during the quarter, despite declining interest rates. Core transaction deposits grew by $105 million, or 6% annualized, and total customer deposits increased by $197 million during the quarter. Finally, United’s combination of revenue growth and expense management resulted in a 55.64% efficiency ratio, or 53.90% on an operating basis, which represented a new Company best for the second consecutive quarter.

“We are pleased to report such a successful quarter, which is a testament to our team and their tireless dedication to providing outstanding customer service and to executing on our plans to deliver top quartile results,” said Lynn Harton, Chairman and CEO of United. “I am also tremendously proud that United was named one of the "Best Banks to Work For" by American Banker for the third year in a row. This honor is achieved through the focus and energy of our bankers to build a company where great people can find fulfillment in helping others reach their financial goals."

Third Quarter 2019 Financial Highlights:

•	EPS growth of 11% over last year, or 15% on an operating basis

•	Return on assets of 1.51%, or 1.58% excluding merger-related and other charges

•	Return on common equity of 12.2%

•	Return on tangible common equity of 16.4% excluding merger-related and other charges

•	Loan production of $896 million compared to $778 million in Q3 2018

•	Loan growth, excluding planned runoff of the indirect portfolio of 4% for the quarter and 7% year-to-date on an annualized basis, excluding the acquisition of First Madison on May 1, 2019

•	Loan growth of $89 million, excluding planned run off of the indirect portfolio, was more than funded by core transaction deposit growth of $105 million

•	Mortgage locks of $508 million, a company high, compared to $298 million a year ago

•	Stable net interest margin of 4.12% was flat compared to the second quarter and up 17 basis points from a year ago

•	Efficiency ratio of 55.64%, or 53.90%, excluding merger-related and other charges

•	Net charge-offs of 12 basis points, up one basis point from last quarter and remaining at historically low levels

•	Nonperforming assets of 0.24% of total assets, compared with 0.21% at June 30, 2019 and 0.19% at September 30, 2018

•	Repurchased approximately 195,000 shares at an average price of $26.51 in the quarter

Conference Call
United will hold a conference call, Wednesday, October 23, 2019, at 11 a.m. ET to discuss the contents of this press release and to share business highlights for the quarter. To access the call, dial (877) 380-5665 and use the conference number 8899475. The conference call also will be webcast and available for replay for 30 days by selecting “Events & Presentations” within the Investor Relations section of United’s website at www.ucbi.com.

UNITED COMMUNITY BANKS, INC.
Selected Financial Information
	2019			2018		Third Quarter 2019 - 2018 Change	For the Nine Months Ended September 30,		YTD 2019 - 2018 Change
(in thousands, except per share data)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter		2019	2018
INCOME SUMMARY
Interest revenue	$140,615	$139,156	$136,516	$133,854	$128,721		$416,287	$366,226
Interest expense	21,277	21,372	20,882	18,975	16,611		63,531	42,355
Net interest revenue	119,338	117,784	115,634	114,879	112,110	6%	352,756	323,871	9%
Provision for credit losses	3,100	3,250	3,300	2,100	1,800	72	9,650	7,400	30
Noninterest income	29,031	24,531	20,968	23,045	24,180	20	74,530	69,916	7
Total revenue	145,269	139,065	133,302	135,824	134,490	8	417,636	386,387	8
Expenses	82,924	81,813	76,084	78,242	77,718	7	240,821	228,043	6
Income before income tax expense	62,345	57,252	57,218	57,582	56,772	10	176,815	158,344	12
Income tax expense	13,983	13,167	12,956	12,445	13,090	7	40,106	37,370	7
Net income	48,362	44,085	44,262	45,137	43,682	11	136,709	120,974	13
Merger-related and other charges	2,605	4,087	739	1,234	592		7,431	6,111
Income tax benefit of merger-related and other charges	(600)	(940)	(172)	(604)	(141)		(1,712)	(890)
Net income - operating (1)	$50,367	$47,232	$44,829	$45,767	$44,133	14	$142,428	$126,195	13

PERFORMANCE MEASURES
Per common share:
Diluted net income - GAAP	$0.60	$0.55	$0.55	$0.56	$0.54	11	$1.70	$1.51	13
Diluted net income - operating (1)	0.63	0.59	0.56	0.57	0.55	15	1.77	1.57	13
Cash dividends declared	0.17	0.17	0.16	0.16	0.15	13	0.50	0.42	19
Book value	20.16	19.65	18.93	18.24	17.56	15	20.16	17.56	15
Tangible book value (3)	15.90	15.38	14.93	14.24	13.54	17	15.90	13.54	17
Key performance ratios:
Return on common equity - GAAP (2)(4)	12.16%	11.45%	11.85%	12.08%	11.96%		11.83%	11.43%
Return on common equity - operating (1)(2)(4)	12.67	12.27	12.00	12.25	12.09		12.32	11.93
Return on tangible common equity - operating (1)(2)(3)(4)	16.38	15.88	15.46	15.88	15.81		15.92	15.62
Return on assets - GAAP (4)	1.51	1.40	1.44	1.43	1.41		1.45	1.32
Return on assets - operating (1)(4)	1.58	1.50	1.45	1.45	1.42		1.51	1.38
Net interest margin (fully taxable equivalent) (4)	4.12	4.12	4.10	3.97	3.95		4.11	3.88
Efficiency ratio - GAAP	55.64	57.28	55.32	56.73	56.82		56.09	57.52
Efficiency ratio - operating (1)	53.90	54.42	54.78	55.83	56.39		54.36	55.98
Equity to total assets	12.53	12.25	12.06	11.60	11.30		12.53	11.30
Tangible common equity to tangible assets (3)	10.16	9.86	9.76	9.29	8.95		10.16	8.95

ASSET QUALITY
Nonperforming loans	$30,832	$26,597	$23,624	$23,778	$22,530	37	$30,832	$22,530	37
Foreclosed properties	102	75	1,127	1,305	1,336	(92)	102	1,336	(92)
Total nonperforming assets ("NPAs")	30,934	26,672	24,751	25,083	23,866	30	30,934	23,866	30
Allowance for loan losses	62,514	62,204	61,642	61,203	60,940	3	62,514	60,940	3
Net charge-offs	2,723	2,438	3,130	1,787	1,466	86	8,291	4,326	92
Allowance for loan losses to loans	0.70%	0.70%	0.73%	0.73%	0.74%		0.70%	0.74%
Net charge-offs to average loans (4)	0.12	0.11	0.15	0.09	0.07		0.13	0.07
NPAs to loans and foreclosed properties	0.35	0.30	0.29	0.30	0.29		0.35	0.29
NPAs to total assets	0.24	0.21	0.20	0.20	0.19		0.24	0.19

AVERAGE BALANCES ($ in millions)
Loans	$8,836	$8,670	$8,430	$8,306	$8,200	8	$8,647	$8,124	6
Investment securities	2,550	2,674	2,883	3,004	2,916	(13)	2,701	2,863	(6)
Earning assets	11,568	11,534	11,498	11,534	11,320	2	11,534	11,197	3
Total assets	12,681	12,608	12,509	12,505	12,302	3	12,600	12,209	3
Deposits	10,531	10,493	10,361	10,306	9,950	6	10,462	9,896	6
Shareholders’ equity	1,588	1,531	1,478	1,420	1,394	14	1,533	1,367	12
Common shares - basic (thousands)	79,663	79,673	79,807	79,884	79,806	—	79,714	79,588	—
Common shares - diluted (thousands)	79,667	79,678	79,813	79,890	79,818	—	79,718	79,598	—

AT PERIOD END ($ in millions)
Loans	$8,903	$8,838	$8,493	$8,383	$8,226	8	$8,903	$8,226	8
Investment securities	2,515	2,620	2,720	2,903	2,873	(12)	2,515	2,873	(12)
Total assets	12,809	12,779	12,506	12,573	12,405	3	12,809	12,405	3
Deposits	10,757	10,591	10,534	10,535	10,229	5	10,757	10,229	5
Shareholders’ equity	1,605	1,566	1,508	1,458	1,402	14	1,605	1,402	14
Common shares outstanding (thousands)	78,974	79,075	79,035	79,234	79,202	—	78,974	79,202	—
((1) Excludes merger-related and other charges which includes termination of pension plan in the third quarter of 2019, executive retirement charges in the second quarter of 2019 and amortization of certain executive change of control benefits. (2) Net income divided by average realized common equity, which excludes accumulated other comprehensive income (loss). (3) Excludes effect of acquisition related intangibles and associated amortization. (4) Annualized.

UNITED COMMUNITY BANKS, INC.
Non-GAAP Performance Measures Reconciliation
Selected Financial Information
	2019			2018		For the Nine Months Ended September 30,
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2019	2018
(in thousands, except per share data)

Expense reconciliation
Expenses (GAAP)	$82,924	$81,813	$76,084	$78,242	$77,718	$240,821	$228,043
Merger-related and other charges	(2,605)	(4,087)	(739)	(1,234)	(592)	(7,431)	(6,111)
Expenses - operating	$80,319	$77,726	$75,345	$77,008	$77,126	$233,390	$221,932

Net income reconciliation
Net income (GAAP)	$48,362	$44,085	$44,262	$45,137	$43,682	$136,709	$120,974
Merger-related and other charges	2,605	4,087	739	1,234	592	7,431	6,111
Income tax benefit of merger-related and other charges	(600)	(940)	(172)	(604)	(141)	(1,712)	(890)
Net income - operating	$50,367	$47,232	$44,829	$45,767	$44,133	$142,428	$126,195

Diluted income per common share reconciliation
Diluted income per common share (GAAP)	$0.60	$0.55	$0.55	$0.56	$0.54	$1.70	$1.51
Merger-related and other charges	0.03	0.04	0.01	0.01	0.01	0.07	0.06
Diluted income per common share - operating	$0.63	$0.59	$0.56	$0.57	$0.55	$1.77	$1.57

Book value per common share reconciliation
Book value per common share (GAAP)	$20.16	$19.65	$18.93	$18.24	$17.56	$20.16	$17.56
Effect of goodwill and other intangibles	(4.26)	(4.27)	(4.00)	(4.00)	(4.02)	(4.26)	(4.02)
Tangible book value per common share	$15.90	$15.38	$14.93	$14.24	$13.54	$15.90	$13.54

Return on tangible common equity reconciliation
Return on common equity (GAAP)	12.16%	11.45%	11.85%	12.08%	11.96%	11.83%	11.43%
Merger-related and other charges	0.51	0.82	0.15	0.17	0.13	0.49	0.50
Return on common equity - operating	12.67	12.27	12.00	12.25	12.09	12.32	11.93
Effect of goodwill and other intangibles	3.71	3.61	3.46	3.63	3.72	3.60	3.69
Return on tangible common equity - operating	16.38%	15.88%	15.46%	15.88%	15.81%	15.92%	15.62%

Return on assets reconciliation
Return on assets (GAAP)	1.51%	1.40%	1.44%	1.43%	1.41%	1.45%	1.32%
Merger-related and other charges	0.07	0.10	0.01	0.02	0.01	0.06	0.06
Return on assets - operating	1.58%	1.50%	1.45%	1.45%	1.42%	1.51%	1.38%

Efficiency ratio reconciliation
Efficiency ratio (GAAP)	55.64%	57.28%	55.32%	56.73%	56.82%	56.09%	57.52%
Merger-related and other charges	(1.74)	(2.86)	(0.54)	(0.90)	(0.43)	(1.73)	(1.54)
Efficiency ratio - operating	53.90%	54.42%	54.78%	55.83%	56.39%	54.36%	55.98%

Tangible common equity to tangible assets reconciliation
Equity to total assets (GAAP)	12.53%	12.25%	12.06%	11.60%	11.30%	12.53%	11.30%
Effect of goodwill and other intangibles	(2.37)	(2.39)	(2.30)	(2.31)	(2.35)	(2.37)	(2.35)
Tangible common equity to tangible assets	10.16%	9.86%	9.76%	9.29%	8.95%	10.16%	8.95%

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Loan Portfolio Composition at Period-End

	2019			2018		Linked Quarter Change	Year over Year Change
(in millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
LOANS BY CATEGORY
Owner occupied commercial RE	$1,692	$1,658	$1,620	$1,648	$1,673	$34	$19
Income producing commercial RE	1,934	1,939	1,867	1,812	1,788	(5)	146
Commercial & industrial	1,271	1,299	1,284	1,278	1,194	(28)	77
Commercial construction	1,001	983	866	796	761	18	240
Equipment financing	729	674	606	565	509	55	220
Total commercial	6,627	6,553	6,243	6,099	5,925	74	702
Residential mortgage	1,121	1,108	1,064	1,049	1,035	13	86
Home equity lines of credit	669	675	684	694	702	(6)	(33)
Residential construction	229	219	200	211	198	10	31
Consumer	257	283	302	330	366	(26)	(109)
Total loans	$8,903	$8,838	$8,493	$8,383	$8,226	$65	$677

LOANS BY MARKET
North Georgia	$1,002	$1,002	$970	$981	$992	—	10
Atlanta	1,740	1,745	1,524	1,507	1,493	(5)	247
North Carolina	1,117	1,084	1,074	1,072	1,078	33	39
Coastal Georgia	611	604	603	588	610	7	1
Gainesville	246	244	243	247	235	2	11
East Tennessee	435	446	458	477	460	(11)	(25)
South Carolina	1,705	1,674	1,674	1,645	1,586	31	119
Commercial Banking Solutions	1,916	1,884	1,766	1,658	1,530	32	386
Indirect auto	131	155	181	208	242	(24)	(111)
Total loans	$8,903	$8,838	$8,493	$8,383	$8,226	$65	$677

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Credit Quality
	2019
(in thousands)	Third Quarter	Second Quarter	First Quarter
NONACCRUAL LOANS
Owner occupied RE	$8,430	$8,177	$7,030
Income producing RE	2,030	1,331	1,276
Commercial & industrial	2,625	2,366	1,666
Commercial construction	1,894	1,650	473
Equipment financing	1,974	2,047	1,813
Total commercial	16,953	15,571	12,258
Residential mortgage	9,475	8,012	8,281
Home equity lines of credit	3,065	1,978	2,233
Residential construction	597	494	347
Consumer	742	542	505
Total	$30,832	$26,597	$23,624

NONACCRUAL LOANS ACTIVITY
Beginning Balance	$26,597	$23,624	$23,778
Loans placed on non-accrual	8,722	8,316	6,759
Payments received	(2,107)	(3,212)	(3,520)
Loan charge-offs	(2,278)	(2,131)	(2,714)
Foreclosures	(102)	—	(679)
Ending Balance	$30,832	$26,597	$23,624

	2019
	Third Quarter		Second Quarter		First Quarter
(in thousands)	Net Charge-Offs	Net Charge-Offs to Average Loans (1)	Net Charge-Offs	Net Charge-Offs to Average Loans (1)	Net Charge-Offs	Net Charge-Offs to Average Loans (1)
NET CHARGE-OFFS BY CATEGORY
Owner occupied RE	$(39)	(0.01)%	$(58)	(0.01)%	$(64)	(0.02)%
Income producing RE	431	0.09	241	0.05	177	0.04
Commercial & industrial	691	0.21	1,141	0.35	1,356	0.43
Commercial construction	(247)	(0.10)	(162)	(0.07)	(325)	(0.16)
Equipment financing	1,174	0.67	890	0.56	1,281	0.89
Total commercial	2,010	0.12	2,052	0.13	2,425	0.16
Residential mortgage	158	0.06	(125)	(0.05)	13	—
Home equity lines of credit	83	0.05	(111)	(0.07)	215	0.13
Residential construction	(5)	(0.01)	199	0.38	(22)	(0.04)
Consumer	477	0.70	423	0.58	499	0.64
Total	$2,723	0.12	$2,438	0.11	$3,130	0.15

(1) Annualized.

UNITED COMMUNITY BANKS, INC. Consolidated Balance Sheets (Unaudited)

(in thousands, except share and per share data)	September 30, 2019	December 31, 2018
ASSETS
Cash and due from banks	$108,389	$126,083
Interest-bearing deposits in banks (includes restricted cash of $5,326 and $6,702)	252,670	201,182
Cash and cash equivalents	361,059	327,265
Debt securities available for sale	2,272,046	2,628,467
Debt securities held to maturity (fair value $248,546 and $268,803)	243,028	274,407
Loans held for sale at fair value	54,625	18,935
Loans and leases, net of unearned income	8,903,266	8,383,401
Less allowance for loan and lease losses	(62,514)	(61,203)
Loans and leases, net	8,840,752	8,322,198
Premises and equipment, net	215,435	206,140
Bank owned life insurance	201,955	192,616
Accrued interest receivable	33,233	35,413
Net deferred tax asset	34,591	64,224
Derivative financial instruments	43,755	24,705
Goodwill and other intangible assets	343,340	324,072
Other assets	165,667	154,750
Total assets	$12,809,486	$12,573,192
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$3,527,815	$3,210,220
NOW and interest-bearing demand	2,210,352	2,369,631
Money market	2,206,496	2,002,670
Savings	699,131	669,886
Time	1,890,431	1,598,391
Brokered	222,292	683,715
Total deposits	10,756,517	10,534,513
Federal Home Loan Bank advances	40,000	160,000
Long-term debt	240,245	267,189
Derivative financial instruments	16,244	26,433
Accrued expenses and other liabilities	151,055	127,503
Total liabilities	11,204,061	11,115,638
Shareholders' equity:
Common stock, $1 par value; 150,000,000 shares authorized; 78,974,199 and 79,234,077 shares issued and outstanding	78,974	79,234
Common stock issuable; 660,581 and 674,499 shares	11,327	10,744
Capital surplus	1,495,267	1,499,584
Retained earnings (accumulated deficit)	5,594	(90,419)
Accumulated other comprehensive income (loss)	14,263	(41,589)
Total shareholders' equity	1,605,425	1,457,554
Total liabilities and shareholders' equity	$12,809,486	$12,573,192

UNITED COMMUNITY BANKS, INC. Consolidated Statements of Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2019	2018	2019	2018
Interest revenue:
Loans, including fees	$122,645	$108,335	$357,575	$308,296
Investment securities, including tax exempt of $1,118 and $1,052, and $3,409 and $3,049	17,744	19,899	57,638	56,448
Deposits in banks and short-term investments	226	487	1,074	1,482
Total interest revenue	140,615	128,721	416,287	366,226

Interest expense:
Deposits:
NOW and interest-bearing demand	3,214	1,985	10,283	4,483
Money market	5,126	3,177	14,100	7,853
Savings	41	33	115	117
Time	8,732	5,746	25,687	12,900
Total deposit interest expense	17,113	10,941	50,185	25,353
Short-term borrowings	429	274	838	772
Federal Home Loan Bank advances	521	1,791	2,695	5,551
Long-term debt	3,214	3,605	9,813	10,679
Total interest expense	21,277	16,611	63,531	42,355
Net interest revenue	119,338	112,110	352,756	323,871
Provision for credit losses	3,100	1,800	9,650	7,400
Net interest revenue after provision for credit losses	116,238	110,310	343,106	316,471

Noninterest income:
Service charges and fees	9,916	9,112	27,429	26,831
Mortgage loan and other related fees	8,658	5,262	17,750	15,928
Brokerage fees	1,699	1,525	4,624	3,598
Gains from sales of SBA/USDA loans	1,639	2,605	4,412	6,784
Securities gains (losses), net	—	2	(118)	(1,302)
Other	7,119	5,674	20,433	18,077
Total noninterest income	29,031	24,180	74,530	69,916
Total revenue	145,269	134,490	417,636	386,387

Noninterest expenses:
Salaries and employee benefits	50,501	47,146	146,161	135,384
Communications and equipment	6,223	5,590	18,233	15,071
Occupancy	5,921	5,779	17,424	16,939
Advertising and public relations	1,374	1,442	4,256	4,341
Postage, printing and supplies	1,618	1,574	4,733	4,896
Professional fees	4,715	3,927	11,930	11,435
FDIC assessments and other regulatory charges	314	2,228	3,571	6,677
Amortization of intangibles	1,210	1,681	3,845	5,426
Merger-related and other charges	2,541	115	6,981	4,449
Other	8,507	8,236	23,687	23,425
Total noninterest expenses	82,924	77,718	240,821	228,043
Net income before income taxes	62,345	56,772	176,815	158,344
Income tax expense	13,983	13,090	40,106	37,370
Net income	$48,362	$43,682	$136,709	$120,974

Net income available to common shareholders	$48,011	$43,381	$135,727	$120,124

Net income per common share:
Basic	$0.60	$0.54	$1.70	$1.51
Diluted	0.60	0.54	1.70	1.51
Weighted average common shares outstanding:
Basic	79,663	79,806	79,714	79,588
Diluted	79,667	79,818	79,718	79,598

Average Consolidated Balance Sheets and Net Interest Analysis
For the Three Months Ended September 30,

	2019			2018
(dollars in thousands, fully taxable equivalent (FTE))	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$8,835,585	$122,526	5.50%	$8,199,856	$108,197	5.23%
Taxable securities (3)	2,379,927	16,626	2.79	2,763,461	18,847	2.73
Tax-exempt securities (FTE) (1)(3)	170,027	1,502	3.53	152,939	1,417	3.71
Federal funds sold and other interest-earning assets	182,935	616	1.35	203,707	751	1.47
Total interest-earning assets (FTE)	11,568,474	141,270	4.85	11,319,963	129,212	4.53

Noninterest-earning assets:
Allowance for loan losses	(63,474)			(62,322)
Cash and due from banks	116,922			123,290
Premises and equipment	221,930			216,775
Other assets (3)	836,951			703,915
Total assets	$12,680,803			$12,301,621

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$2,123,910	3,214	0.60	$1,963,312	1,985	0.40
Money market	2,277,162	5,126	0.89	2,078,116	3,177	0.61
Savings	695,297	41	0.02	680,640	33	0.02
Time	1,879,801	8,053	1.70	1,545,020	3,351	0.86
Brokered time deposits	102,078	679	2.64	434,182	2,395	2.19
Total interest-bearing deposits	7,078,248	17,113	0.96	6,701,270	10,941	0.65
Federal funds purchased and other borrowings	73,733	429	2.31	50,767	274	2.14
Federal Home Loan Bank advances	88,261	521	2.34	331,413	1,791	2.14
Long-term debt	243,935	3,214	5.23	296,366	3,605	4.83
Total borrowed funds	405,929	4,164	4.07	678,546	5,670	3.32
Total interest-bearing liabilities	7,484,177	21,277	1.13	7,379,816	16,611	0.89

Noninterest-bearing liabilities:
Noninterest-bearing deposits	3,453,174			3,249,218
Other liabilities	155,107			278,764
Total liabilities	11,092,458			10,907,798
Shareholders' equity	1,588,345			1,393,823
Total liabilities and shareholders' equity	$12,680,803			$12,301,621

Net interest revenue (FTE)		$119,993			$112,601
Net interest-rate spread (FTE)			3.72%			3.64%
Net interest margin (FTE) (4)			4.12%			3.95%

(1)
Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 26%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans on which the accrual of interest has been discontinued and loans that are held for sale.

(3)
Securities available for sale are shown at amortized cost. Pretax unrealized gains of $35.1 million in 2019 and unrealized losses of $49.9 million in 2018 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net interest revenue divided by average interest-earning assets.

Average Consolidated Balance Sheets and Net Interest Analysis
For the Nine Months Ended September 30,

	2019			2018
(dollars in thousands, fully taxable equivalent (FTE))	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$8,646,622	$357,541	5.53%	$8,124,269	$307,981	5.07%
Taxable securities (3)	2,532,070	54,229	2.86	2,712,900	53,399	2.62
Tax-exempt securities (FTE) (1)(3)	168,787	4,579	3.62	150,014	4,106	3.65
Federal funds sold and other interest-earning assets	186,402	1,913	1.37	209,836	2,123	1.35
Total interest-earning assets (FTE)	11,533,881	418,262	4.85	11,197,019	367,609	4.39

Non-interest-earning assets:
Allowance for loan losses	(62,664)			(61,259)
Cash and due from banks	121,889			138,809
Premises and equipment	220,872			217,339
Other assets (3)	785,862			717,555
Total assets	$12,599,840			$12,209,463

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$2,199,607	10,283	0.63	$2,098,734	4,483	0.29
Money market	2,187,822	14,100	0.86	2,113,972	7,853	0.50
Savings	685,167	115	0.02	671,883	117	0.02
Time	1,761,374	20,338	1.54	1,534,823	8,288	0.72
Brokered time deposits	292,835	5,349	2.44	298,653	4,612	2.06
Total interest-bearing deposits	7,126,805	50,185	0.94	6,718,065	25,353	0.50
Federal funds purchased and other borrowings	44,898	838	2.50	58,144	772	1.78
Federal Home Loan Bank advances	142,876	2,695	2.52	392,227	5,551	1.89
Long-term debt	252,686	9,813	5.19	295,966	10,679	4.82
Total borrowed funds	440,460	13,346	4.05	746,337	17,002	3.05
Total interest-bearing liabilities	7,567,265	63,531	1.12	7,464,402	42,355	0.76

Noninterest-bearing liabilities:
Noninterest-bearing deposits	3,335,450			3,178,387
Other liabilities	164,350			199,848
Total liabilities	11,067,065			10,842,637
Shareholders' equity	1,532,775			1,366,826
Total liabilities and shareholders' equity	$12,599,840			$12,209,463

Net interest revenue (FTE)		$354,731			$325,254
Net interest-rate spread (FTE)			3.73%			3.63%
Net interest margin (FTE) (4)			4.11%			3.88%

(1)
Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 26%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans on which the accrual of interest has been discontinued and loans that are held for sale.

(3)
Securities available for sale are shown at amortized cost. Pretax unrealized gains of $4.94 million in 2019 and unrealized losses of $40.4 million in 2018 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

About United Community Banks, Inc.
United Community Banks, Inc. (NASDAQ: UCBI) is a bank holding company headquartered in Blairsville, Georgia, with executive offices in Greenville, South Carolina. United is one of the southeast region’s largest full-service financial institutions with $12.8 billion in assets, and 147 offices in Georgia, North Carolina, South Carolina and Tennessee. It operates principally through United Community Bank, its bank subsidiary, which specializes in personalized community banking services for individuals, small businesses and companies. Services include a full range of consumer and commercial banking products, including mortgage, advisory, and treasury management. Respected national research firms consistently recognize United Community Bank for outstanding customer service. For five of the past six years, J.D. Power has ranked United Community Bank first in customer satisfaction in the Southeast. In 2019, for the sixth consecutive year, Forbes magazine included United on its list of the 100 Best Banks in America, and for the first time included United on its list of The World’s Best Banks. Additional information about UCBI and the Bank can be found at www.ucbi.com.

Non-GAAP Financial Measures
This press release, including the accompanying financial statement tables, contains financial information determined by methods other than in accordance with generally accepted accounting principles, or GAAP. This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations, such as “operating net income,” “operating net income per diluted common share,” “operating earnings per share,” “tangible book value per common share,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “operating efficiency ratio,” and “tangible common equity to tangible assets.” These non-GAAP measures are included because United believes they may provide useful supplemental information for evaluating United’s underlying performance trends. These measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included with the accompanying financial statement tables.

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